                                                                    Exhibit 10-3


                             ANALOG DEVICES, INC.

                            1980 STOCK OPTION PLAN

                                June 18, 1980


1. Purpose.
  -------

        The purpose of the Plan is to secure for Analog Devices, Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by those key employees of the Company (and any designated subsidiary) who will be responsible for the Company's future growth and continued success. The Plan will provide a means whereby such employees may purchase shares of the common stock, $.16 2/3 par value, of the Company (the "Common Stock").

2.  Administration.
   --------------

        (a) The Plan will be administered by the Board of Directors of the Company whose construction and interpretation of the terms and provisions hereof shall be final and conclusive. Any director to whom an option is awarded shall be ineligible to vote upon his option, but options may be granted any such director by the remainder of the directors, except as limited below. The Board of Directors may in its sole discretion grant options to purchase shares of the Company's Common Stock and issue shares upon exercise of such options as provided in this Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board of Directors may delegate any or all of its powers under the Plan to a Stock Option Committee or other Committee (the "Committee") appointed by the Board consisting of at least three members of the Board, and if the Committee is so appointed all references to the Board of Directors herein shall mean and relate to such Committee.

        (b) With respect to the participation of any director in the Plan, his selection as a participant and the number of option shares to be allocated to such director shall be determined either (i) by the Board of Directors, of which a majority, as well as a majority of the directors acting in the matter, shall be "disinterested persons" (as hereinafter defined) or (ii) by, or in accordance with, the recommendations of a


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committee of three or more persons having full authority to act in the matter, of which all members of such committee shall be disinterested persons. For the purposes of the Plan, a director or member of such committee shall be deemed to be a "disinterested person" only if such person is not at the time such discretion is exercised eligible and has not at any time within one year prior thereto been eligible for selection as a person to whom stock may be allocated or to whom stock options may be granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock or stock options and stock appreciation rights issued pursuant to a plan of the Company or any of its affiliates.

3.  Eligibility.
   -----------

        Officers and key employees of the Company or of any subsidiary (as defined in Section 16 hereof) shall be eligible for selection by the Board of Directors to participate in the Plan; provided that options under the Plan shall not be granted to any person who at the time such option is granted owns, or could own as a result of the grant, directly or indirectly, Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. Directors who are not regular employees are not eligible to participate in the Plan. An employee who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options if the directors shall so determine.

4.  Stock Subject to Plan.
   ---------------------

        Subject to adjustment as provided in Sections 13 and 14 hereof, the stock to be offered under the Plan shall consist of shares of the Company's Common Stock and the number of shares of stock that may be issued upon the exercise of all options granted under the Plan shall not exceed in the aggregate 400,000 shares. Such shares may be authorized and unissued shares or may be treasury shares. If an option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of this Plan.

5.  Purchase Price.
   --------------

        The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors, but shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, on the day the option is granted, but in no event less than the par value per share of such stock. Options granted hereunder may be exercised by delivery to the Treasurer of the Company of (a) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options,
(b) shares of Common Stock of the Company having a fair market value equal in amount to the exercise price of

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those options being exercised, or (c) any combination of (a) and (b). For the purposes hereof, the fair market value of any share of the Company's Common Stock to be delivered to the Company in exercise of any options hereunder shall be determined by the Board of Directors and shall be based upon the closing per share price of the Common Stock of the Company on the New York Stock Exchange Composite Tape for such period immediately preceding the date of exercise as shall be fixed by the Board of Directors. If an optionee elects to exercise options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the holder thereof or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the exercise price of options granted hereunder.

6.  Duration of Options.
    -------------------

        Each option and all rights thereunder shall expire on such date as the Board of Directors may determine, but in no event later than ten (10) years from the day on which the option is granted and shall be subject to earlier termination as provided herein.

7.  Exercise of Options.
    -------------------

        The period or periods during which any options granted hereunder may be exercised shall be determined by the Board of Directors, in its discretion, and such exercise periods need not be identical. Unless otherwise determined by the Board of Directors, the shares subject to an option may be purchased commencing after a period ending one (1) year following the date of grant. (Such period is referred to herein as the "waiting period.") Following the waiting period, unless otherwise determined by the Board of Directors, the shares subject to the option may be purchased by the optionee as follows: 25% of such shares commencing at the end of the waiting period, and an additional 25% of such shares commencing on the first day of each of the second, third and fourth years following the waiting period. At the time an option is granted, the Board of Directors shall fix the period in which it may be exercised which shall not, unless the Board of Directors otherwise determines, be less than five (5) years plus one day nor more than ten (10) years from the date of grant. (Such period is referred to herein as the "exercise period.") To the extent that an option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. Partial exercise will be permitted from time to time within the percentage limitation described above, provided that no partial exercise may be for less than (10) full shares of Common Stock, or its equivalent.

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8.  Nontransferability of Options.
   -----------------------------

        No option granted under the Plan shall be assignable or transferable by the option holder, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the life of the recipient, the option shall be exercisable only by him or her.

9.  Effect of Termination of Employment or Death.
   --------------------------------------------

        In the event that an optionee during his or her lifetime ceases to be an employee of the Company or of any subsidiary of the Company for any reason, including retirement (except death), any option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire unless exercised within a period of three months from the date on which the optionee ceased to be an employee, but in no event after the expiration of the exercise period. In the event of the death of an optionee during this three-month period, the option shall be exercisable by his or her personal representatives, heirs or legatees to the same extent and during the same period that the optionee could have exercised the option if he or she had not died.

        In the event of the death of an optionee while an employee of the Company or any subsidiary of the Company, the option granted to the deceased employee, if his or her waiting period has elapsed, shall be exercisable, to the same extent that the optionee could have exercised the option on the date of death if he or she had not died, by his or her personal representatives, heirs or legatees at any time prior to the expiration of six (6) months from the date of the death of the optionee, but in no event after the expiration of the exercise period. In the event that an optionee ceases to be an employee of the Company or of any subsidiary of the Company for any reason, including death or retirement, prior to the lapse of the waiting period, his or her option shall terminate and be null and void.

        Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board of Directors at the time.

10. No Special Employment Rights.
    ----------------------------

        Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment by the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or

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to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option.

11. General Restriction.
    -------------------

        Each option shall be subject to the requirement that, if at the time the Board of Directors shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any government or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

12. Rights as a Shareholder.
    -----------------------

        The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option until the date of issue of a stock certificate to him or her for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

13. Recapitalization.
    ----------------

        In the event that dividends are payable in Common Stock of the Company or in the event there are splits, sub-divisions or combinations of shares of Common Stock of the Company, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any option theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price.

14. Reorganization.
    --------------

        In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by any other corporation, or in case of a separation, reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall, as to outstanding options, either (i) make appropriate provision for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated

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or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock of the Company, provided only that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (ii) upon written notice to the optionees, provide that all unexercised options must be exercised within forty-five (45) days of the date of such notice or they will be terminated. In any such case the Board of Directors may, in its discretion, advance the lapse of waiting period and exercise dates.

15. Withholding Taxes.
    -----------------

        Whenever under the Plan shares are to be issued in satisfaction of options granted thereunder, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

16. Subsidiary.
    ----------

        As used herein, the term "subsidiary" shall mean any future or present corporation which would be a "subsidiary corporation" of the Company as that term is defined in Section 425 of the Internal Revenue Code of 1954.

17. Amendment of the Plan.
    ---------------------

        The Plan may at any time or from time to time be terminated, modified or amended by a majority vote of the shareholders of the Company. The Board of Directors may at any time and from time to time modify or amend the Plan in any respect, except that without shareholder approval the Board of Directors may not (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of shares which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation under the Plan. The termination or any modification or amendment of the Plan shall not, without the consent of an employee, affect his or her rights under an option previously granted to him or her. With the consent of the employee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan.

18. Duration of the Plan.
    --------------------

        The effective date of the Plan shall be June 18, 1980. The Plan shall remain in effect until all options granted under the Plan have been Satisfied by the issuance of

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shares or terminated under the terms of the Plan, provided that no options under the Plan may be granted after ten (10) years from the effective date of the Plan.

19. Approval of Shareholders.
    ------------------------

        The Plan has been adopted by the Board of Directors, but is subject to the approval of the shareholders of the Company at their next annual meeting. Options under the Plan may be granted at any time prior to shareholder approval, but if such shareholder approval is not obtained, such option shall be null and void.



                                       Adopted by Stockholders
                                       March 10, 1981


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                              ANALOG DEVICES, INC.

                     --------------------------------------

                       AMENDMENT TO 1980 STOCK OPTION PLAN
                      TO ESTABLISH INCENTIVE STOCK OPTIONS

                     --------------------------------------

   The 1980 Stock Option Plan of Analog Devices, Inc. ("Company") is hereby amended by adding new Sections 19 and 20 thereto, as follows:

     19. INCENTIVE STOCK OPTIONS. Notwithstanding anything to the contrary contained in any other provisions of this Plan, options granted under this Plan from and after October 2, 1981 may, in the sole discretion of the Board of Directors of the Company ("Board"), or the Committee if the Board delegates administration of the Plan to a committee, be "Incentive Stock Options" within the meaning of Section 422A of the Internal Revenue Code of 1954, as amended ("Code"), provided that any such options (hereinafter "Incentive Options") are, at the time of grant, c1early identified as such and satisfy the following terms and conditions:

     (a) The aggregate fair market value (determined as of the date that any Incentive Option is granted) of the Common Stock for which an employee may be granted Incentive Options in any calendar year under the Plan and all other incentive stock option plans of the Company and its subsidiaries shall not exceed $100,000 plus any unused carryover to such year computed pursuant to Section 422A(c)(4) of the Code.

     (b) No Incentive Options granted under the Plan may be exercised, whether in whole or in part, while there is outstanding, within the meaning of Section 422A(c)(7) of the Code, any other option to purchase stock of the Company or a parent or subsidiary of the Company (or a predecessor corporation of any thereof) qualifying as an "Incentive Stock Option" under
   Section 422A(b) of the Code which was granted to the option holder prior to the granting of such Incentive Option. For purposes hereof, any such option shall be deemed to be outstanding unless and until it is exercised in full or it shall have expired by reason of the lapse of time.

     (c) Notwithstanding the provisions of Section 5 of the Plan, no shares of Common Stock of the Company may be tendered in payment of the exercise price of any option granted under the Plan if the shares to be so tendered were

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   acquired within twelve (12) months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option plan of the Company.

     (d) An Incentive Option may be granted to any officer or key employee who, at the time such option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or of its parent or any subsidiary) if, but only if, at the time such option is granted the option price is at least 110 percent of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

     (e) Notwithstanding any provisions in the Plan to the contrary, the Board of Directors may amend or modify the terms and provisions of the Plan and of any outstanding options under the Plan to the extent necessary to qualify any or all options under the Plan for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded employee stock options under Section 422A of the Code.

     20. APPLICATION OF SECTION 251 OF THE ECONOMIC RECOVERY TAX ACT OF
   1981. The Board of Directors may elect on behalf of the Company to have the provisions of Section 251 of the Economic Recovery Tax Act of 1981 (relating to "incentive stock options" qualifying under Section 422A of the Internal Revenue Code) apply, to the extent possible, to any one or more options (including any portion of an option) granted under the Plan on or after January 1, 1976 and exercised on or after, or outstanding on, January 1, 1981, and may make such amendments to the Plan and, with the consent of the optionee (if required), any such option as shall be necessary to permit such option to qualify as an incentive stock option under, and subject to the limitations of, such provisions. In the event that one or more options or portions of an option for which incentive stock option treatment may be elected pursuant to this Section 20 is determined not to be eligible for such treatment under Section 251 of the Economic Recovery Tax Act of 1981, the Board of Directors may elect that such treatment apply to such other options or portions of options which are eligible for such treatment.

     This amendment was adopted by the Board on the date set forth below, and shall become effective as of such date, subject to the approval of the holders of a majority of the outstanding Common Stock of the Company prior to October 2, 1982. Subject to such stockholder approval, Incentive Options may be granted under the Plan at any time and from time to time after the

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     adoption of this amendment by the Board and prior to the termination of the
     Plan.

Approved and adopted by the Board of Directors of Analog Devices, Inc.
October 2, 1981.

Approved by Stockholders
March 11, 1982


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                       AMENDMENT TO 1980 STOCK OPTION PLAN




VOTED: To amend the first sentence of section 4 of the 1980 Stock Option Plan of the corporation to read as follows: "Subject to adjustment as provided in Sections 13 and 14 hereof, the stock to be offered under the Plan shall consist of shares of the Company's Common Stock, $.16 2/3 par value, and the number of shares of stock that may be issued upon the exercise of all options granted under the Plan shall not exceed in the aggregate 1,000,000 shares."

                                            Adopted by the Board of
                                            Directors December 15, 1981

                                            Approved by Stockholders
                                            March 11, 1982



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                              ANALOG DEVICES, INC.

                   Second Amendment to 1980 Stock Option Plan
                   ------------------------------------------

     The 1980 Stock Option Plan of Analog Devices, Inc. (the "Company"), as amended (the "Plan"), is hereby further amended by deleting Sections 6 and 19 and adding new Sections 6 and 19 thereto as follows:

     6.   Duration of Options.
          -------------------

          Each option and all rights thereunder shall be expressed to expire on such date as the Board of Directors may determine, but in no event later than ten (10) years from the day on which the option is granted in the case of an Incentive Stock Option (as hereinafter defined) and ten (10) years and one (1) month from the day on which the option is granted in the case of a non-statutory option, and shall be subject to earlier termination as provided herein.

     19.  Incentive Stock Options.
          -----------------------

          Notwithstanding anything to the contrary contained in any other provisions of this Plan, options granted under this Plan from and after October 2, 1981 may, in the sole discretion of the Board of Directors of the Company (the "Board") or the Committee if the Board delegates administration of the Plan to a committee, be "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1954, as amended (the "Code"), provided that any such options (hereinafter "Incentive Stock Options") are, at the time of grant, clearly identified as such and satisfy the following terms and conditions:

          (a)  Dollar Limitation

               (i) The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock which may be made the subject of Incentive Stock Options granted under the Plan (and all other Incentive Stock Option plans of the Company or its subsidiaries), prior to January 1, 1987, to any employee in any one calendar year shall not exceed the sum of $100,000, plus any unused carryover to such year from each of the three immediately preceding calendar years after 1980. For purposes of the preceding limitation, the term "carryover" means, with respect to each calendar year after 1980, one half the amount by which the sum of $100,000 exceeds the aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which the optionee is granted

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          Incentive Stock Options under the Plan (or any other Incentive Stock
          Option plan of the Company or its subsidiaries) in such calendar year. Incentive Stock Options granted during any calendar year shall first be applied against the basic $100,000 limitation in effect for such calendar year and then applied against any unused carryovers to such calendar year in the order in which such carryovers arose in prior calendar years. In the event that Section 422A(b)(8) of the Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the limitation set forth in this paragraph (a), the limitation of this paragraph (a) shall be automatically adjusted accordingly.

               (ii) Incentive Stock Options granted to any employee under the Plan (and under all other Incentive Stock Option plans of the Company, a parent corporation or a subsidiary) on or after January 1, 1987 shall not, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) or more than $100,000.

          (b) No Incentive Stock Options granted under the Plan prior to January 1, 1987 may be exercised, whether in whole or in part, while there is outstanding, within the meaning of Section 422A(c)(7) of the Code, any other option to purchase stock of the Company or a parent or subsidiary of the Company (or a predecessor corporation of any thereof) qualifying as an "incentive stock option" under Section 422A(b) of the Code which was granted to the option holder prior to the granting of such Incentive Stock Option.

          (c) Notwithstanding the provisions of Section 5 of the Plan, no shares of Common Stock of the Company may be tendered in payment of the exercise price of any option granted under the Plan if the shares to be so tendered were acquired within twelve (12) months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option plan of the Company.

          (d) An Incentive Stock Option may be granted to any officer or key employee who, at the time such option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or of its parent or any subsidiary) if, but only if, at the time such option is granted the option price is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five
     (5) years from the date such option is granted.

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          (e) Notwithstanding any provisions in the Plan to the contrary, the
     Board may amend or modify the terms and provisions of the Plan and of any outstanding options under the Plan to the extent necessary to qualify any or all options under the Plan for such favorable Federal income tax treatment (including deferral of taxation upon exercise) as may be afforded employee stock options under Section 422A of the Code.

     This Amendment was adopted by the Board on the date set forth below and shall become effective as of such date.

                                      Approved and Adopted by the Board of
                                      Directors of Analog Devices, Inc. on
                                      December 17, 1986



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                              ANALOG DEVICES, INC.

                    Third Amendment to 1980 Stock Option Plan
                    -----------------------------------------

     The 1980 Stock Option Plan of Analog Devices, Inc. is hereby amended by adding the following new Section 21 at the end thereof:

     "21. Change in Control.
          -----------------

          (a) Notwithstanding any other provision to the contrary in this Plan, in the event of a Change in Control (as defined below), all options outstanding as of the date such Change in Control occurs shall become exercisable in full, whether or not otherwise exercisable in accordance with their terms.

          (b) A "Change in Control" shall occur or be deemed to have occurred only if any of the following events occur: (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who, as of December 13, 1988, constitute the Board of Directors of the Company (as of the date hereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was

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approved by a vote of at least a majority of the directors then comprising the
Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
(A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets."

                       Adopted by the Board of Directors
                       December 14, 1988



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